Exhibit 23
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                         CONSENT OF INDEPENDENT AUDITORS

               We hereby consent to the incorporation by reference and use of our report dated February 13, 2002 on the consolidated financial statements of Northeast Indiana Bancorp, Inc., (which report is included as Exhibit 13 to the Form 10-KSB for the fiscal year ended December 31, 2001) in Northeast Indiana Bancorp, Inc.'s previously filed Registration Statements on Form S-8.






/s/ Crowe, Chizek and Company LLP
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South Bend, Indiana
March 25, 2002